THESE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO AND ALL APPLICABLE QUALIFICATIONS UNDER STATE SECURITIES LAWS SHALL HAVE BEEN OBTAINED WITH RESPECT THERETO; OR (ii) EXEMPTIONS FROM SUCH REGISTRATION AND ALL SUCH APPLICABLE QUALIFICATION REQUIREMENTS ARE AVAILABLE.

No. __                                         ______ Warrants

Date of Issuance:
April 15, 1996


          FORM OF WARRANTS TO PURCHASE COMMON STOCK
                  OF ALLIANCE IMAGING, INC.

                     Warrant Certificate

     THIS CERTIFIES THAT _____________________________ ("Original Warrant Holder") or registered assigns is the registered owner of the number of warrants set forth above (the "Warrants"), each of which entitles the owner thereof to purchase, subject to the terms and conditions hereof, at any time prior to 5:00 P.M. (Los Angeles time) on the Expiration Date (as hereinafter defined) at the principal office of Alliance Imaging, Inc., a Delaware corporation (the "Company"), one fully paid and non-assessable share of the Common Stock, $.01 par value ("Common Stock"), of the Company, at a cash purchase price which shall initially be $ 3.9375 per share (as such purchase price may be adjusted pursuant to the terms hereof, the "Purchase Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed and accompanied by payment of the Purchase Price in the manner specified herein. As provided herein, the Purchase Price and the number of shares of Common Stock which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. The holder or holders of these Warrants, whether the Original Warrant Holder or registered assigns, shall be collectively referred to herein as the "Holder."

     1. FORM OF WARRANT CERTIFICATES. All certificates representing the Warrants ("Warrant Certificates"), if any in addition to this Warrant Certificate, which may hereinafter be issued and the forms of election to purchase shares and of assignment that accompany such Warrant Certificates shall be substantially in the form of this Warrant Certificate and may have such letters, numbers or other marks of identification or designation and such legends (including, without limitation, a legend referring to restrictions on resale by statutory underwriters), summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Certificate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto. All Warrant Certificates shall be executed on behalf of the Company by its President or a senior or executive vice president.

     2. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF WARRANT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN WARRANT CERTIFICATES. Subject to the provisions of Section 11 hereof, this Warrant Certificate may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the Holder to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled him to purchase; provided, however, that (i) any Warrant Certificate with which this Warrant Certificate is combined shall have the same terms as this Warrant Certificate, and (ii) notwithstanding anything in this Warrant Certificate to the contrary, the Holder may transfer all or a portion of its right, title and interest in and to the Warrants to another person or entity. If the Holder desires to transfer, split up, combine or exchange any Warrant Certificate, he or she shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the principal office of the Company. Thereupon, the Company shall have such new Warrant Certificate or Warrant Certificates, as the case may be, signed as provided in Section 1 and delivered to the person entitled thereto, as so requested. The Company may require payment by the Holder of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Warrant Certificates.

     Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (including with respect to the amount of such indemnity or security), and reimbursement by the Holder to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant Certificate if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor to the Holder in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated. Notwithstanding anything in the foregoing to the contrary, so long as the Holder is the Original Warrant Holder, the Company will not require security (other than its own indemnification referred to above) in connection with any such issuance of replacement Warrant Certificates.

     3. SUBSEQUENT ISSUE OF WARRANT CERTIFICATES. Subsequent to the issuance of this Warrant Certificate, additional Warrant Certificates shall be issued, as necessary, in connection with (a) any transfer, combination, split up or exchange of Warrants pursuant to Section 2 hereof, (b) the replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 2 hereof, (c) the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate, pursuant to Section 4 hereof, and (d) the exercise of the Company's election set forth in Section 8(e) hereof.

    4.  EXERCISE OF WARRANTS; PURCHASE PRICE.

     (a) Subject to the final sentence of this paragraph (a), the Holder of this Warrant Certificate may exercise the Warrants evidenced hereby in whole or in part at any time upon surrender of the Warrant Certificate with the form of election to purchase attached hereto duly executed and accompanied by payment of the Purchase Price for each share of Common Stock as to which the Warrants are exercised, at or prior to 5:00 p.m. (Los Angeles time) on the Expiration Date. The "Expiration Date" shall be the date that is ten (10) years from the date of the issuance of these Warrants. The Purchase Price shall initially be $3.9375 but shall be subject to adjustment as provided in Section 8 hereof, and shall be payable only in the consideration specified in paragraph (b) immediately below.

     (b) Upon receipt of this Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment, in cash, or by certified check or bank draft payable to the order of the Company, or by surrender of a debt instrument of the Company held by the Holder (valued at the outstanding principal amount thereof plus, at the option of the Holder, any accrued and unpaid interest thereon) or a preferred stock instrument of the Company held by the Holder (valued at the liquidation preference thereof, including, without duplication, at the option of the Holder, any accumulated and unpaid dividends thereon), of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax, if any, the Company shall thereupon promptly deliver to or upon the order of the Holder of a Warrant Certificate
(i) certificates for the number of whole shares of Common Stock to be purchased, registered in such name or names as may be designated by the Holder and (ii) when appropriate, the amount of cash to be paid in lieu of issuance of fractional shares.

     (c) In case the Holder of this Warrant Certificate shall exercise less than all the Warrants evidenced hereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by the Company to the Holder or to his duly authorized assigns, subject to the provisions of Section 11 hereof. In addition, if the Holder exercises Warrants using debt or preferred stock instruments of the Company as hereinabove provided, the Company shall return balance certificates representing such instruments to the Holder unless the full amount of such instruments is tendered as payment of the Purchase Price.

     (d) All shares of Common Stock issued upon the exercise of Warrants shall be deemed to be Registrable Securities within the meaning of that certain Registration Rights Agreement dated as of December 31, 1994 among the Company and the Noteholders and Debentureholders named therein, with the same registration and other rights afforded to other Registrable Securities covered thereby.

     5. CANCELLATION AND DESTRUCTION OF WARRANT CERTIFICATE. Upon surrender of this Warrant Certificate for the purpose of exercise (in whole or in part), exchange, substitution or transfer, this Warrant Certificate shall be cancelled, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Warrant Certificate. If the Company purchases or acquires Warrants, the Company shall cancel and retire the Warrant Certificates evidencing such Warrants.

     6. RESERVATION AND AVAILABILITY OF SHARES OF COMMON STOCK. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

     The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of Warrants shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price and compliance with all other provisions of this Warrant Certificate), be duly and validly authorized and issued and fully paid and nonassessable shares.

     The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of Warrant Certificates or of any shares of Common Stock upon the exercise of Warrants. The Company shall not, however, be required (i) to pay any tax or taxes based upon the income of the Holder or any tax or taxes which may be payable in respect of any transfer involved in the transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock in a name other than that of the Holder or (ii) to issue or deliver any certificates for shares of Common Stock upon the exercise of any Warrants until any such tax shall have been paid (any such tax being payable by the Holder of the Warrant Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

     7. COMMON STOCK RECORD DATE. Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of the Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby, and such certificate shall be dated on the exercise date, which is the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; PROVIDED, HOWEVER, that if such exercise date is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of the Company are open.

     The Holder, as such, shall not be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise of the Warrants, nor shall anything contained in this Warrant Certificate be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrants shall have been exercised as provided in this Warrant Certificate.

     8. ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF WARRANTS. The Purchase Price and the number of shares covered by this Warrant Certificate are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8.

     (a) In case the Company shall at any time after the date of the issuance of this Warrant Certificate (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a greater number of shares, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger), the Purchase Price in effect at the time of the record date for such dividend, or such issuance, or of the effective date of such subdivision, combination, distribution or reclassification, and the number and kind of shares of capital stock issuable on such date shall be proportionately adjusted so that upon the exercise after such time of any Warrant, the Holder shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, distribution or reclassification, subject to the provisions of Section 8(c) hereof. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) In case after the date hereof the Company shall (except as hereinafter provided) issue any Additional Securities for a consideration less than (a) the then effective per share Purchase Price or (b) the Fair Market Value per share, then the per share Purchase Price upon each such issuance shall be adjusted to that price determined by multiplying the per share Purchase Price in effect immediately prior to such event by a fraction:

          (A) if issued for a consideration per share less than the then effective per share Purchase Price:

               (1) the numerator of which shall be the number of Outstanding Shares (as hereinafter defined) immediately prior to the issuance of such Additional Securities PLUS the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Securities so issued would purchase at the then effective per share Purchase Price, and

               (2) the denominator of which shall be the number of Outstanding Shares immediately after the issuance of such Additional Securities.

          (B) if issued for a consideration per share less than the Fair Market Value per share of Common Stock:

               (1) the numerator of which shall be the number of Outstanding Shares immediately prior to the issuance of such Additional Securities plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Securities so issued would purchase at the Fair Market Value per share; and

               (2) the denominator of which shall be the number of Outstanding Shares immediately after the issuance of such Additional Securities.

     If such additional Securities shall be issued at a price per share less than both the then effective per share Purchase Price and the Fair Market Value per share of Common Stock, the per share Purchase Price shall be adjusted in the manner which will result in a greatest reduction of the per share Purchase Price. The provisions of this Section 8(b) shall not apply to any Additional Securities which are distributed to holders of Common Stock as a stock dividend or subdivision, for which an adjustment is provided for under Section 8(a). Such adjustment shall be made successively whenever Additional Securities are issued, subject to Section 8(c) hereof.

          (i) "Additional Securities" shall mean (A) shares of Common Stock and (B) options, warrants or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock ("Derivative Securities"); provided, however, that Additional Securities shall not include (A) shares of Common Stock issued upon exercise of any warrants, options or rights issued or granted on or prior to April 15, 1996 and any warrant certificates or similar instruments issued upon transfer, split up, combination or exchange of any of such warrants, options or rights, (B) Derivative Securities granted by the Company prior to the issuance date of these Warrants, (C) Derivative Securities granted to any investor in debt securities of the Company in order to induce such investor to purchase such debt securities, provided that such Derivative Securities represent the right to acquire not more than five percent (5%) of the Outstanding Shares in the aggregate, and the Common Stock issuable upon the exercise or conversion thereof or exchange therefor, (D) options to acquire Common Stock issued pursuant to a compensatory plan duly approved by the Board of Directors of the Company, and (E) shares of Common Stock issued in a secondary offering registered under the Securities Act of 1933, as amended, provided that the public offering price in such offering is not less than 95% of the Fair Market Value of the Common Stock.

          (ii) "Consideration" shall mean (A) all consideration received by the Company upon the issuance or sale of Additional Securities and (B) the minimum amounts of consideration payable to the Company upon the exercise, conversion or exchange of any Derivative Securities that are Additional Securities. For the purpose of calculating Consideration, the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after any deduction of any expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issue or sale, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Company, and (C) if Additional Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Securities.

          (iii) "Outstanding Shares" shall, at any given time, mean (A) all shares of Common Stock outstanding at such time and (B) all shares of Common Stock that could be acquired through the exercise, conversion or exchange of Derivative Securities that are outstanding at such time.

          (iv) "Fair Market Value" means, as of any date of determination, the closing sale price of the Common Stock on the principal national securities exchange on which the Common Stock is then traded on the last preceding trading day on which the Common Stock was traded (the "Last Trading Day"), or, if the Common Stock is not traded on a national securities exchange, the closing sale price of the Common Stock on the National Market System of NASDAQ on the Last Trading Day, or, if the Common Stock is not traded on a national securities exchange or the National Market System, the average of the last bid and asked prices of the Common Stock on the Small Cap market of the NASDAQ on the Last Trading Day, or, if the Common Stock is not then traded on any of the foregoing markets, the value of the Common Stock determined by the Board of Directors of the Company in good faith. Notwithstanding the foregoing, in the event that Additional Securities are issued pursuant to a private placement, Fair Market Value shall mean the average of the amounts described above on each of the 10 trading days immediately preceding the determination date.

          (v) No adjustment of the Purchase Price under this Section 8(b) shall be made as a result of the actual issuance of Common Stock upon the exercise, conversion or exchange of any Derivative Securities, other than the adjustment made upon the issuance or sale of any such Derivative Securities. If an adjustment has been made upon the issuance or sale of Derivative Securities and the rights to acquire Common Stock under such Derivative Securities shall expire without having been exercised, the Purchase Price adjusted upon the issuance of such Derivative Securities shall be readjusted to the Purchase Price which would have been in effect had an adjustment been made on the basis that the only Additional Securities so issued were the shares of Common Stock, if any, actually issued or sold on the exercise, conversion or exchange of such Derivative Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company for the granting of all such Derivative Securities, plus the consideration, if any, actually received by the Company upon the exercise or conversion or exchange of such Derivative Securities.

     (c) Notwithstanding anything in this Section 8 to the contrary, no adjustment in the Purchase Price shall be required unless such adjustment, together with any amount being carried forward as hereinafter provided, would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 8(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding the first sentence of this Section 8(c), any adjustment required by this Section 8 shall be made no later than the earlier of one year from the date of the transaction which mandates such adjustment or the expiration of the right to exercise any Warrant.

     (d) In the event that at any time, as a result of an adjustment made pursuant to Section 8(a) hereof, the Holder shall become entitled to receive any shares or units of capital stock of the Company other than shares of Common Stock upon the exercise or conversion of Warrants, thereafter the number of such other shares or units so receivable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 8(a) hereof, and the provisions of this Warrant Certificate with respect to the shares of Common Stock shall apply on like terms to any such other shares or units.

     (e) Irrespective of any adjustments in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of Warrants, this Warrant Certificate or Warrant Certificates thereafter issued may continue to express the Purchase Price and the number of shares stated in this Warrant Certificate and the Purchase Price and such number of shares specified thereon shall be deemed to have been so adjusted.

     (f) Upon each adjustment of the Purchase Price as a result of the calculations made in Section 8(b) hereof, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter be deemed to evidence the right to purchase, at the adjusted Purchase Price, that number of shares (calculated to the nearest one-hundredth) obtained by (i) multiplying the number of shares covered by a Warrant immediately prior to the adjustment of the number of shares by the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (g) The Company may elect to adjust the number of Warrants, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of the Warrants as provided in Section 8(a) hereof, such that the total number of shares of Common Stock issuable upon exer cise of the Warrants is the same as if such adjustment had been made but such that each of the Warrants outstanding after such adjustment of the number of Warrants is exercisable for one share of Common Stock. The Company shall notify the Holder in writing of such election. Upon each adjustment of the number of Warrants pursuant to this subsection (g), the Company shall as promptly as practicable cause to be distributed to the Holder Warrant Certificates evidencing, subject to Section 11, the additional or substitute Warrants to which the Holder shall be entitled as a result of such adjustment; or, at the option of the Company, shall cause to be distributed to the Holder in substitution and replacement for the Warrant Certificates held by the Holder prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to which the Holder shall be entitled after such adjustment.
Warrant Certificates so to be distributed shall be issued in the manner provided for herein (and shall bear the adjusted Purchase Price, if applicable) and shall be registered in the name of the Holder.

     (h) In any case in which this Section 8 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the Holder of any Warrant exercised after such record date the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; PROVIDED, HOWEVER, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     9. CERTIFICATION OF ADJUSTED PURCHASE PRICE AND NUMBER OF SHARES ISSUABLE. Whenever the Purchase Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are adjusted as provided in
Section 8 above, the Company shall provide notice to the Holder in writing setting forth the Purchase Price as so adjusted, the number of shares of Common Stock issuable upon the exercise of each Warrant as so adjusted, and a brief statement of the facts accounting for such adjustment to the Holder. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any action referred to in Section 8 hereof.

     10. CONSOLIDATION, MERGER OR SALE OF ASSETS. If (i) the Company shall at any time consolidate with or merge with or into another corporation and
(ii) the Common Stock is exchanged, cancelled or reclassified in connection with such transaction, the Holder will thereafter receive, upon the exercise hereof in accordance with the terms of this Agreement, the securities, property or cash to which the holder of the number of shares of Common Stock deliverable upon the exercise of the Warrants immediately prior to such transaction would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Warrants. A sale or lease of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the purposes of clause (i) of the first sentence of this Section 10. The provisions of this Section 10 shall similarly apply to successive mergers or consolidations or sales or other transfers.

     11.  FRACTIONAL WARRANTS AND FRACTIONAL SHARES.

     (a) Notwithstanding an adjustment pursuant to Section 8(e) hereof in the number of Warrants, the Company shall not be required to issue Warrant Certificates which evidence fractional Warrants. If the Company so elects, in lieu of such fractional Warrants, there shall be paid to the Holder to whom such fractional Warrants would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Warrant (as determined in good faith by the Board of Directors of the Company).

     (b) Notwithstanding an adjustment pursuant to Section 8(a) hereof in the number of shares covered by a Warrant, the Company shall not be required to issue fractions of shares upon exercise of the Warrants or to distribute certificates which evidence fractional shares. In lieu of fractional shares, at the Company's election, there shall be paid to the Holder at the time Warrants are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock (as determined in good faith by the Board of Directors of the Company).

     (c) The Holder, by the acceptance of the Warrant, expressly waives his right to receive any fractional Warrant or any fractional share upon exercise of a Warrant.

     12. RIGHT OF ACTION. All rights of action in respect of this Warrant Certificate are vested in the Holder.

     13. AGREEMENT OF WARRANT CERTIFICATE HOLDERS. The Holder of this Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

     (a) the Warrant Certificates are transferable only on the registry books of the Company if surrendered at the principal office of the Company; and

     (b) the Company may deem and treat the person in whose name each Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

     14. NOTICES. Notices or demands authorized by this Warrant Certificate to be given or made by the Holder to the Company shall be sufficiently given or made if made in writing and shall be delivered by personal service or telegram, telecopier or registered or certified mail (if such service is not available, then by first class mail), postage prepaid, to such address as may be designated to the Holders from time to time by the Company and which shall initially be:

               Alliance Imaging, Inc.
               3111 No. Tustin Avenue, Suite 150
               Orange, California  92665
               Attention:  Chief Financial Officer
               Telecopier No. (714) 921-5678

Notices or demands authorized by this Warrant Certificate to be given or made by the Company to the Holder shall be sufficiently given or made if made in writing and shall be delivered by personal service or telegram, telecopier or registered or certified mail (if such service is not available, then by first-class mail), postage prepaid, addressed to the Holder at the address of the Holder as shown on the registry books of the Company. Any notice hereunder sent by registered or certified mail shall be deemed to have been given three (3) days after the date on which it is mailed. All other notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

     15. SUPPLEMENTS AND AMENDMENTS. This Warrant Certificate, together with other agreements being executed and delivered simultaneously herewith, constitutes the Company's and the Holder's entire agreement with respect to the subject matter hereof and supersedes all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant Certificate may be amended, altered or modified only by a writing signed by the Company and the Holder.

     16. SUCCESSORS AND ASSIGNS. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns. This Warrant Certificate and the Warrants represented hereby are assignable, in whole or in part, at the option of the Holder.

     17. BENEFITS OF THIS AGREEMENT. Nothing in this Warrant Certificate shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Holder.

18. GOVERNING LAW. This Warrant Certificate has been negotiated and issued in the State of California, concerns a California issuer, and all questions with respect to the Warrant Certificate and the rights and liabilities of the Company and the Holder shall be governed by the laws of that state, regardless of the choice of laws provisions of California or any other jurisdiction. Any and all disputes between the Company and the Holder which may arise pursuant to this Warrant Certificate shall be heard and determined before the appropriate federal or state court located in Orange County, California. The Company and the Holder acknowledge that each such court has the jurisdiction to interpret and enforce the provisions of this Warrant Certificate and the parties waive any and all objections that they may have as to venue in any of the above courts.

19.

20. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Warrant Certificate are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Certificate as of the date first set forth above.

                              ALLIANCE IMAGING, INC.

                              By:_________________________________

                              Its:_________________________________


                              WARRANT HOLDER

                              ____________________________________

                              Name_______________________________

                          ASSIGNMENT


            (To be executed by the Holder if such
     Holder desires to transfer the Warrant Certificate.)


     FOR VALUE RECEIVED _____________________________________________
hereby sells, assigns and transfers unto



        (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________ attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated __________


     Signature ___________________________________


                            NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                     ELECTION TO PURCHASE



            (To be executed if the Holder desires
             to exercise the Warrant Certificate)



To:  ALLIANCE IMAGING, INC.



     The undersigned hereby irrevocably elects to exercise
______________________ Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

          (Please print name and address and insert social security or other identifying number)

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

          (Please print name and address and insert social security or other identifying number)

Dated: _________



                              ______________________________________
                              Signature

                              (Signature must conform in all respects to name of the Holder as specified on the face of this Warrant Certificate)